                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        09/30

Date of reporting period:       09/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Small Company Stock Fund

Annual Report to Shareholders

September 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/05
Scudder Small Company Stock Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	16.45%	23.00%	10.22%	8.20%
Class B	15.50%	21.99%	9.30%	7.32%
Class C	15.54%	22.04%	9.33%	7.35%
Russell 2000 Index+	17.95%	24.12%	6.45%	8.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/05	$ 25.70	$ 24.70	$ 24.74
9/30/04	$ 24.87	$ 24.20	$ 24.21
Distribution Information: Twelve Months: Capital Gains as of September 30, 2005	$ 3.11	$ 3.11	$ 3.11
Class A Lipper Rankings — Small-Cap Core Funds Category as of 9/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	445	of	604	74
3-Year	265	of	488	55

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Company Stock Fund — Class A [] Russell 2000 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/05
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,975	$17,537	$15,329	$18,663
	Average annual total return	9.75%	20.59%	8.92%	7.47%
Class B	Growth of $10,000	$11,250	$17,954	$15,497	$18,441
	Average annual total return	12.50%	21.54%	9.16%	7.32%
Class C	Growth of $10,000	$11,554	$18,175	$15,618	$18,483
	Average annual total return	15.54%	22.04%	9.33%	7.35%
Russell 2000 Index+	Growth of $10,000	$11,795	$19,123	$13,666	$20,182
	Average annual total return	17.95%	24.12%	6.45%	8.44%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the Life of Fund periods shown for Class AARP reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of Class AARP of the Scudder Small Company Stock Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/05
Scudder Small Company Stock Fund	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	16.59%	23.22%	10.47%	8.48%
Class S	16.72%	23.31%	10.51%	8.50%
Russell 2000 Index+	17.95%	24.12%	6.45%	8.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/05	$ 26.00	$ 26.04
9/30/04	$ 25.09	$ 25.10
Distribution Information: Twelve Months: Capital Gains as of September 30, 2005	$ 3.11	$ 3.11
Class AARP Lipper Rankings — Small-Cap Core Funds Category as of 9/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	439	of	604	73
3-Year	248	of	488	51
5-Year	132	of	341	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Small Company Stock Fund — Class AARP [] Russell 2000 Index+

Yearly periods ended September 30
Comparative Results as of 9/30/05
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Fund*
Class AARP	Growth of $10,000	$11,659	$18,709	$16,449	$20,231
	Average annual total return	16.59%	23.22%	10.47%	8.48%
Class S	Growth of $10,000	$11,672	$18,748	$16,483	$20,273
	Average annual total return	16.72%	23.31%	10.51%	8.50%
Russell 2000 Index+	Growth of $10,000	$11,795	$19,123	$13,666	$20,182
	Average annual total return	17.95%	24.12%	6.45%	8.44%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,058.90	$ 1,054.70	$ 1,054.60	$ 1,060.40	$ 1,060.70
Expenses Paid per $1,000*	$ 7.79	$ 12.16	$ 11.90	$ 6.46	$ 5.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,017.50	$ 1,013.24	$ 1,013.49	$ 1,018.80	$ 1,019.35
Expenses Paid per $1,000*	$ 7.64	$ 11.91	$ 11.66	$ 6.33	$ 5.77

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Small Company Stock Fund	1.51%	2.36%	2.31%	1.25%	1.14%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Small Company Stock Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Small Company Stock Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 and the fund in 2003.

Head of global and tactical asset allocation.

Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

Over 17 years of investment industry experience.

BS, Northeastern University; MS, California Institute of Technology; Ph.D, University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation senior portfolio manager: New York.

Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 14 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

Joined the fund in 2003.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Portfolio Managers Janet Campagna and Robert Wang discuss Scudder Small Company Stock Fund's performance, management strategy and the market environment during the 12-month period ended September 30, 2005.

Q:  How would you describe the market environment over the last year?

A:  Equity returns were positive for the 12 months ended September 30, 2005: The return of the Standard & Poor's 500 Index (S&P 500) was 12.25%, and other major equity indices also had positive returns.1 Stocks of smaller companies as a category outperformed large-cap stocks: The Russell 2000 Index had a return of 17.95%, while the Russell 1000 Index returned 14.26%.2 Within the small-cap category, returns from value and growth stocks were similar: The Russell 2000 Value Index had a return of 17.75%, compared with 17.97% for the Russell 2000 Growth Index.3 Among major industry groups, energy was strongest by far.

1 The Standard & Poor's 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, an index that measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

3 The Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market. The Russell 2000 Growth Index measures the performance of small companies with a greater-than-average growth orientation as compared with the overall market.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

A year ago, there was considerable doubt about the staying power of the US economy's expansion. In the fourth quarter of 2004, the market rallied as stronger-than-expected economic growth was reported for the third quarter and the uncertainties surrounding the presidential election were resolved. In the early months of 2005, uncertainty about economic growth mounted again. The anticipation of a slowing economy, together with concerns over the Federal Reserve's continued interest rate tightening and rising commodity prices, resulted in general weakness and negative returns in the first quarter of 2005.

As the year progressed, economic news again turned more positive. There was increasing evidence that the economic expansion would continue, as consumer spending and business investment remained strong, and corporate earnings reports were generally favorable. More recently, reports of weakening consumer confidence and concerns about the level of consumer debt have raised questions about whether consumer spending can continue to fuel growth in the economy.

Energy was much in the news during the period. After moving slowly upward through much of 2004 and 2005, oil prices spiked as the damaging effects of Hurricanes Katrina and Rita on the US oil industry became evident. Oil prices began to have a powerful influence on financial markets at the end of the summer, as equities sold off on fears that rapidly rising gasoline prices would produce more generalized inflation and dampen spending by US consumers. The September decision by the Federal Reserve to continue raising interest rates provided evidence that the Fed is more concerned about inflation than about an economic slowdown.

Q:  How did the fund perform during this period?

A:  Scudder Small Company Stock Fund (Class A shares) produced a total return of 16.45% for the 12 months ended September 30, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The fund underperformed its benchmark, the Russell 2000 Index, which returned 17.95% for the period, and its peer group, the Lipper Small-Cap Core Funds category, which posted an average return of 18.86%.4

4 The Lipper Small-Cap Core Funds category is an unmanaged group of mutual funds that invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

For the first six months of the fund's fiscal year, Scudder Small Company Stock Fund's return surpassed the returns of both the index and the peer group (Class A shares, unadjusted for sales charges). Most of the underperformance for the year occurred in the April-September period, when the market's rally focused on lower-quality stocks. During this period, value-oriented factors such as earnings quality, which have a high weighting on our management model, proved not to be an effective predictor given that low-quality stocks performed well. In addition, some of the strongest stocks were very small or illiquid names with higher risk than is suitable for this quality-oriented portfolio.

Q:  How is this fund managed?

A:  Our investment process is focused on stock selection, using a combination of quantitative processes and fundamental analysis.

We analyze a broad universe of stocks in an effort to find those that we believe will outperform their industry peers over time. Industry allocations are normally kept very close to the Russell 2000 Index. The universe for Scudder Small Company Stock Fund is the Russell 2000 Index, which tracks 2,000 stocks of small US-based companies; median market capitalization is approximately $500 million.

We begin by sorting these stocks into 24 clearly defined industry groups. Next, we compare the stocks side by side within their industry groups based on nine factors that have a low correlation to one another. These include current and historical data such as valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which is indicated by such data as volume of shares traded and fluctuations in stock price. By synthesizing all this information, we rank stocks according to their expected performance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. We carefully analyze our model's suggestions, double-checking data and seeking additional information about each potential holding. This step-by-step approach leads to a portfolio of roughly 300 to 325 stocks. By diversifying holdings among a large number of stocks, we reduce the risk associated with each individual stock.

This model makes it possible to analyze far more stocks than can most traditional active portfolio managers. Our approach combines technology and professional skill to create what we believe is the best way to reduce risk by using an objective, consistent and repeatable system to choose stocks that are attractively valued.

Q:  What decisions made positive contributions to performance?

A:  The three sectors in which our relative performance was best were energy, software and related services, and retailing. The energy stocks that contributed most to performance were Vintage Petroleum, Inc. and Cabot Oil & Gas Corp. Vintage is an independent energy company with operations primarily in the exploration and production and in the gas marketing segments of the oil and gas industry. The company has experienced strong oil production and demand and has also benefited from the increase in oil prices. We bought Vintage based on strong cash flow and attractive valuation; we recently sold it because its price had reached a level where it appears expensive relative to its peers. Cabot, which is still in the portfolio, is an independent producer of natural gas with good earnings and managers who are able stewards of the company's financial assets.

In technology, a top-performing holding was SS&C Technologies, Inc., a provider of investment and financial management software and related services. Here, too, the company is characterized by good-quality earnings, sound management and a strong growth trend. We sold this stock during the summer when it began to look expensive relative to others in its industry group.

In retailing, one of our best stocks was Payless ShoeSource, Inc. Under the leadership of a new chief executive officer, this company completed a successful restructuring and also saw increased customer traffic and sales as a result of improved merchandising. We continue to own this stock, as we believe it is cheap considering the company's prospects for earnings and cash flow growth.

Q:  What were the main detractors from the fund's performance?

A:  Our worst sectors were commercial services and supplies, pharmaceuticals and biotechnology, household and personal products, and banks. In all of these industry groups, returns were hurt by stock-specific events. In commercial services, we sold Navigant Consulting, Inc., a specialized consultant to both private companies and government agencies, when the market sentiment and momentum factors in our model indicated that the company was likely to underperform its peers. Subsequently, the stock dropped sharply when management revised expectations for 2005 earnings.

In pharmaceuticals and biotechnology, an underperforming stock, which we sold at the beginning of this summer, was Third Wave Technologies, a leader in the development and marketing of molecular diagnostics for a variety of DNA and RNA analysis applications. This company had good-quality earnings and strong management, but earnings were hurt by some nonrecurring charges, including severance costs. Another disappointing holding, which we have sold, is Perrigo Co., a maker of generic drugs whose earnings have suffered because of a product recall. Our worst-performing bank stock was R&G Financial Corp., a Puerto Rican bank that announced an earnings restatement; we have sold this stock.

Q:  Do you have other comments for shareholders?

A:  We are satisfied with the fund's current positioning, which we believe is highly appropriate right now, late in a period of economic expansion. In the current uncertain economic environment, we believe investors will reward companies such as those in this portfolio that can differentiate themselves with steady growth.

We will continue to utilize a balanced approach to stock selection to seek attractive investment opportunities among small-cap stocks. We believe a diversified portfolio of small-cap stocks, managed with careful attention to risk control, is an excellent equity vehicle for many investors. We are continually looking for new ways to add value and for further improvements in our model, which we believe should perform well in a wide variety of market conditions.

In closing, we thank our investors for continued interest in the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	9/30/05	9/30/04

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/05	9/30/04

Financials	20%	21%
Information Technology	17%	17%
Consumer Discretionary	15%	15%
Industrials	14%	14%
Health Care	13%	14%
Energy	8%	7%
Materials	5%	7%
Consumer Staples	4%	2%
Telecommunication Services	2%	1%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2005 (8.0% of Net Assets)
1. Stone Energy Corp. Explorer of oil and gas	0.9%
2. Cabot Oil & Gas Corp. Explorer and producer of oil and gas	0.8%
3. Spinnaker Exploration Co. Producer of oil and natural gas	0.8%
4. John H. Harland Co. Printer of financial stationary	0.8%
5. Cal Dive International, Inc. Provider of subsea construction to the offshore natural gas and oil industry	0.8%
6. Eagle Materials, Inc. Manufacturer of building products	0.8%
7. FirstFed Financial Corp. Holder for provider of banking services	0.8%
8. Energy Partners Ltd. Explorer and producer of oil and natural gas	0.8%
9. Apollo Investment Corp. Closed-end management investment company	0.8%
10. Quanex Corp. Manufacturer of specialized carbon, alloy, steel and aluminum products	0.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2005

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 14.5%
Auto Components 1.8%
Accuride Corp.*	7,900	109,099
American Axle & Manufacturing Holdings, Inc.	49,900	1,151,692
Commercial Vehicle Group, Inc.*	17,700	370,638
CSK Auto Corp.*	67,600	1,005,888
Modine Manufacturing Co.	20,300	744,604
Noble International Ltd.	300	7,248
		3,389,169
Automobiles 1.1%
Dollar Thrifty Automotive Group, Inc.*	29,600	996,632
Winnebago Industries, Inc.	33,700	976,289
		1,972,921
Distributors 0.1%
Audiovox Corp. "A"*	12,100	169,158
Diversified Consumer Services 0.4%
Alderwoods Group, Inc.*	44,800	733,824
Hotels Restaurants & Leisure 1.9%
Alliance Gaming Corp.*	17,000	184,450
Ameristar Casinos, Inc.	17,500	364,700
Argosy Gaming Co.*	5,800	272,542
CEC Entertainment, Inc.*	9,000	285,840
CKE Restaurants, Inc. (a)	61,200	806,616
Isle of Capri Casinos, Inc.*	7,200	153,936
LIFE TIME FITNESS, Inc.*	4,900	162,386
MTR Gaming Group, Inc.*	52,800	422,928
Multimedia Games, Inc.* (a)	75,800	736,018
Red Robin Gourmet Burgers, Inc.*	2,000	91,680
		3,481,096
Household Durables 0.8%
American Woodmark Corp.	27,400	920,640
WCI Communities, Inc.*	18,000	510,660
		1,431,300
Internet & Catalog Retail 0.6%
Coldwater Creek, Inc.*	32,100	809,562
Priceline.com, Inc.* (a)	16,000	309,120
		1,118,682
Leisure Equipment & Products 0.5%
Escalade, Inc.	12,500	165,625
JAKKS Pacific, Inc.*	48,100	780,663
		946,288
Media 1.7%
Arbitron, Inc.	32,400	1,290,816
Insight Communications Co., Inc. "A"*	77,300	898,999
Reader's Digest Association, Inc.	23,300	372,101
Scholastic Corp.*	17,300	639,408
		3,201,324
Specialty Retail 4.8%
Aeropostale, Inc.*	33,900	720,375
Cato Corp. "A"	44,950	895,853
GameStop Corp. "B"*	11,400	323,646
Genesco, Inc.*	21,800	811,832
Hibbett Sporting Goods, Inc.*	12,300	273,675
Jo-Ann Stores, Inc.*	3,400	58,820
Jos. A. Bank Clothiers, Inc.* (a)	23,300	1,007,026
Movie Gallery, Inc. (a)	70,500	732,495
Payless ShoeSource, Inc.*	60,600	1,054,440
Select Comfort Corp.*	43,400	867,132
The Buckle, Inc.	18,000	611,460
The Yankee Candle Co., Inc.	45,200	1,107,400
Trans World Entertainment Corp.*	42,500	335,325
		8,799,479
Textiles, Apparel & Luxury Goods 0.8%
Guess?, Inc.*	36,100	773,623
Oxford Industries, Inc.	3,900	175,968
UniFirst Corp.	12,800	448,896
		1,398,487
Consumer Staples 3.7%
Food & Staples Retailing 1.6%
Longs Drug Stores Corp.	24,700	1,059,383
Nash-Finch Co.	15,100	637,069
Pantry, Inc.*	21,700	810,929
Pathmark Stores, Inc.*	39,300	442,911
		2,950,292
Food Products 1.3%
American Italian Pasta Co. "A"	3,800	40,508
Flowers Foods, Inc.	35,100	957,528
J & J Snack Foods Corp.	10,300	595,340
Sanderson Farms, Inc.	22,100	821,236
		2,414,612
Personal Products 0.8%
Chattem, Inc.*	25,900	919,450
Mannatech, Inc. (a)	45,000	533,250
		1,452,700
Energy 7.4%
Energy Equipment & Services 0.8%
Cal Dive International, Inc.*	24,100	1,528,181
Oil, Gas & Consumable Fuels 6.6%
Berry Petroleum Co. "A"	5,800	386,802
Cabot Oil & Gas Corp.	30,800	1,555,708
Callon Petroleum Co.*	47,100	985,803
Cimarex Energy Co.*	11,100	503,163
Comstock Resources, Inc.*	8,300	272,323
Energy Partners Ltd.*	44,300	1,383,046
Harvest Natural Resources, Inc.*	50,800	545,084
KCS Energy, Inc.*	43,000	1,183,790
Spinnaker Exploration Co.*	23,800	1,539,622
St. Mary Land & Exploration Co.	27,500	1,006,500
Stone Energy Corp.*	25,900	1,580,936
Swift Energy Co.*	26,200	1,198,650
		12,141,427
Financials 19.1%
Banks 9.0%
Alabama National BanCorp.	900	57,546
AMCORE Financial, Inc.	5,400	168,534
BancFirst Corp.	1,700	144,500
Bank of the Ozarks, Inc. (a)	20,500	703,765
BankUnited Financial Corp. "A"	1,900	43,453
Center Financial Corp.	42,600	1,001,100
City Holding Co.	7,000	250,320
Corus Bankshares, Inc.	18,900	1,036,287
Fidelity Bancshares, Inc.	6,300	192,465
First BanCorp.	67,500	1,142,100
First Charter Corp.	1,600	39,168
First Community Bancorp.	10,100	483,083
First Financial Bankshares, Inc.	3,066	106,789
First Republic Bank	34,650	1,220,719
FirstFed Financial Corp.*	26,200	1,409,822
Fremont General Corp.	49,900	1,089,317
Hancock Holding Co.	13,500	460,890
Hanmi Financial Corp.	26,300	472,085
Harbor Florida Bancshares, Inc.	4,600	166,842
IBERIABANK Corp.	6,500	345,475
Macatawa Bank Corp.	4,000	136,840
NetBank, Inc.	30,000	249,300
NewAlliance Bancshares, Inc.	8,200	120,048
OceanFirst Financial Corp.	5,000	120,700
Oriental Financial Group, Inc.	29,600	362,304
Pacific Capital Bancorp.	10,533	350,644
PFF Bancorp., Inc.	34,250	1,036,405
Prosperity Bancshares, Inc.	23,000	695,750
Provident Financial Services, Inc.	19,500	343,200
Republic Bancorp., Inc.	6,973	98,598
S&T Bancorp, Inc.	1,600	60,480
Sterling Financial Corp.	14,040	316,602
SVB Financial Group*	17,800	865,792
Taylor Capital Group, Inc.	2,600	98,332
UMB Financial Corp.	2,900	190,472
Umpqua Holdings Corp.	7,400	179,968
WesBanco, Inc.	7,500	206,250
WSFS Financial Corp.	9,400	553,566
		16,519,511
Consumer Finance 0.6%
Cash America International, Inc.	7,200	149,400
Euronet Worldwide, Inc.*	29,600	875,864
		1,025,264
Diversified Financial Services 1.9%
Accredited Home Lenders Holding Co.*	21,400	752,424
Apollo Investment Corp.	69,752	1,381,090
CompuCredit Corp.*	22,300	990,566
National Financial Partners Corp.	4,400	198,616
TNS, Inc.*	11,200	271,600
		3,594,296
Insurance 1.5%
American Physicians Capital, Inc.*	3,700	181,781
Argonaut Group, Inc.*	16,000	432,160
Bristol West Holdings, Inc.	21,100	385,075
LandAmerica Financial Group, Inc.	100	6,465
Navigators Group, Inc.*	8,200	306,024
Odyssey Re Holdings Corp.	5,000	127,700
Zenith National Insurance Corp.	21,100	1,322,759
		2,761,964
Real Estate 6.1%
Alexandria Real Estate Equities, Inc. (REIT)	6,200	512,678
Amli Residential Properties Trust (REIT)	2,100	67,347
Anthracite Capital, Inc. (REIT)	9,200	106,536
Brandywine Realty Trust (REIT)	17,500	544,075
Capital Automotive (REIT)	14,300	553,553
Colonial Properties Trust (REIT)	12,700	564,896
Commercial Net Lease Realty (REIT)	10,900	218,000
Corporate Office Properties Trust (REIT)	2,600	90,870
Cousins Properties, Inc. (REIT)	7,700	232,694
Equity Lifestyle Properties, Inc. (REIT)	7,100	319,500
First Industrial Realty Trust, Inc. (REIT)	14,400	576,720
Gables Residential Trust (REIT)	4,200	183,330
Glimcher Realty Trust (REIT)	5,900	144,373
Heritage Property Investment Trust (REIT)	12,900	451,500
Highwoods Properties, Inc. (REIT)	18,000	531,180
Home Properties, Inc. (REIT)	12,900	506,325
Impac Mortgage Holdings, Inc. (REIT)	11,900	145,894
Kilroy Realty Corp. (REIT)	12,400	694,772
Maguire Properties, Inc. (REIT)	14,200	426,710
Mid-America Apartment Communities, Inc. (REIT)	1,700	79,067
Nationwide Health Properties, Inc. (REIT)	24,700	575,510
Newcastle Investment Corp. (REIT)	3,700	103,230
Pennsylvania Real Estate Investment Trust (REIT)	11,900	501,942
Prentiss Properties Trust (REIT)	15,500	629,300
PS Business Parks, Inc. (REIT)	4,200	192,360
RAIT Investment Trust (REIT)	9,500	270,750
Redwood Trust, Inc. (REIT)	9,400	456,934
Sovran Self Storage, Inc. (REIT)	9,200	450,340
Sun Communities, Inc. (REIT)	6,800	222,768
Tanger Factory Outlet Centers, Inc. (REIT)	11,000	305,910
Taubman Centers, Inc. (REIT)	8,700	275,790
Washington Real Estate Investment Trust (REIT)	9,100	283,101
		11,217,955
Health Care 13.1%
Biotechnology 2.1%
Albany Molecular Research, Inc.*	57,600	701,568
Alkermes, Inc.*	18,400	309,120
Cambrex Corp.	26,800	508,128
Geron Corp.* (a)	50,800	521,716
Medarex, Inc.*	73,000	694,960
Regeneron Pharmaceuticals, Inc.*	61,400	582,686
Serologicals Corp.*	24,300	548,208
		3,866,386
Health Care Equipment & Supplies 2.6%
Alliance Imaging, Inc.*	52,000	444,600
American Medical Systems Holdings, Inc.*	51,800	1,043,770
Computer Programs & Systems, Inc.	23,400	808,236
Haemonetics Corp.*	22,200	1,055,166
Hologic, Inc.*	4,200	242,550
Integra LifeSciences Holdings Corp.*	30,200	1,155,452
		4,749,774
Health Care Providers & Services 5.0%
American Healthways, Inc.*	20,800	881,920
Beverly Enterprises, Inc.*	62,800	769,300
Centene Corp.*	34,400	861,032
Chemed Corp.	100	4,334
CorVel Corp.*	6,700	160,532
Kindred Healthcare, Inc.*	26,800	798,640
LabOne, Inc.*	8,600	374,100
LCA-Vision, Inc.	10,300	382,336
Lifeline Systems, Inc.*	6,700	223,981
MedCath Corp.*	33,500	795,625
Merge Technologies, Inc.*	24,800	423,832
Odyssey Healthcare, Inc.* (a)	44,200	750,074
Per-Se Technologies, Inc.*	46,500	960,690
Res-Care, Inc.*	34,700	534,033
United Surgical Partners International, Inc.*	10,500	410,655
WellCare Health Plans, Inc.*	25,300	937,365
		9,268,449
Pharmaceuticals 3.4%
Alpharma, Inc. "A"	29,700	738,639
Andrx Corp.*	44,600	688,178
Bentley Pharmaceuticals, Inc.*	16,400	195,980
Bioenvision, Inc.*	45,300	363,759
Connetics Corp.*	45,100	762,641
Durect Corp.* (a)	14,800	101,380
Enzon Pharmaceuticals, Inc.*	101,300	671,619
First Horizon Pharmaceutical Corp.*	25,500	506,685
Nektar Therapeutics* (a)	39,300	666,135
SuperGen, Inc.* (a)	72,000	453,600
United Therapeutics Corp.*	15,600	1,088,880
		6,237,496
Industrials 13.9%
Aerospace & Defense 2.1%
AAR Corp.*	16,800	288,624
DRS Technologies, Inc.	24,100	1,189,576
Hexcel Corp.*	40,800	746,232
Moog, Inc. "A"*	11,950	352,764
Teledyne Technologies, Inc.*	30,700	1,058,229
Triumph Group, Inc.*	5,100	189,567
		3,824,992
Airlines 0.6%
Alaska Air Group, Inc.*	29,800	865,988
Pinnacle Airlines Corp.*	10,100	65,650
Republic Airways Holdings, Inc.*	11,400	163,134
		1,094,772
Building Products 0.9%
Eagle Materials, Inc.	12,300	1,492,851
LSI Industries, Inc.	15,000	285,000
		1,777,851
Commercial Services & Supplies 4.2%
Administaff, Inc.	18,700	743,138
Brady Corp. "A"	12,300	380,562
Consolidated Graphics, Inc.*	14,700	632,835
DiamondCluster International, Inc.*	15,400	116,732
Electro Rent Corp.*	7,900	99,382
John H. Harland Co.	34,500	1,531,800
Korn/Ferry International*	53,500	876,865
Labor Ready, Inc.*	40,300	1,033,695
NuCo2, Inc.*	37,700	970,775
Standard Register Co.	15,600	233,220
TeleTech Holdings, Inc.*	83,600	837,672
Ventiv Health, Inc.*	11,900	311,899
		7,768,575
Construction & Engineering 1.8%
EMCOR Group, Inc.*	7,000	415,100
Perini Corp.*	51,000	928,200
Quanta Services, Inc.*	52,400	668,624
Washington Group International, Inc.*	24,100	1,298,749
		3,310,673
Electrical Equipment 0.8%
Franklin Electric Co., Inc.	14,400	596,016
General Cable Corp.*	25,100	421,680
Genlyte Group, Inc.*	10,700	514,456
		1,532,152
Industrial Conglomerates 0.8%
Blount International, Inc.*	62,400	1,100,736
ESCO Technologies, Inc.*	6,400	320,448
		1,421,184
Machinery 1.2%
JLG Industries, Inc.	29,900	1,094,041
Mueller Industries, Inc.	23,100	641,487
Sauer-Danfoss, Inc.	5,300	106,000
Stewart & Stevenson Services, Inc.	13,600	324,360
		2,165,888
Marine 0.1%
Kirby Corp.*	4,200	207,606
Road & Rail 0.7%
Knight Transportation, Inc.	23,200	565,152
Old Dominion Freight Line, Inc.*	12,200	408,578
SCS Transportation, Inc.*	4,100	64,411
US Xpress Enterprises, Inc. "A"*	19,800	230,868
		1,269,009
Trading Companies & Distributors 0.7%
Applied Industrial Technologies, Inc.	10,100	362,388
WESCO International, Inc.*	26,600	900,942
		1,263,330
Information Technology 16.5%
Communications Equipment 1.8%
Avocent Corp.*	17,100	541,044
Comtech Telecommunications Corp.*	22,000	912,340
Equinix, Inc.*	1,500	62,475
InterDigital Communications Corp.*	46,600	915,224
Ixia*	12,300	180,933
Symmetricom, Inc.*	98,200	760,068
		3,372,084
Computers & Peripherals 0.9%
Imation Corp.	16,800	720,216
Maxtor Corp.*	117,400	516,560
Palm, Inc.*	13,300	376,789
		1,613,565
Electronic Equipment & Instruments 2.0%
Agilysys, Inc.	49,100	826,844
Bell Microproducts, Inc.*	60,300	604,809
International DisplayWorks, Inc.* (a)	57,100	339,174
Itron, Inc.*	18,400	840,144
LeCroy Corp.*	44,300	657,855
MTS Systems Corp.	3,500	132,195
Paxar Corp.*	10,700	180,295
		3,581,316
Internet Software & Services 1.4%
Digital Insight Corp.*	17,900	466,474
EarthLink, Inc.*	54,500	583,150
Openwave Systems, Inc.*	22,600	406,348
WebEx Communications, Inc.*	19,400	475,494
Websense, Inc.*	10,700	547,947
		2,479,413
IT Consulting & Services 1.2%
Covansys Corp.*	36,600	584,136
ManTech International Corp. "A"*	17,000	448,970
ProQuest Co.*	2,900	104,980
Startek, Inc.	20,800	274,560
TALX Corp.	18,200	596,778
Trident Microsystems, Inc.*	7,100	225,851
		2,235,275
Semiconductors & Semiconductor Equipment 4.4%
Cymer, Inc.*	24,400	764,208
Cypress Semiconductor Corp.* (a)	52,300	787,115
Diodes, Inc.*	21,200	768,712
Emulex Corp.*	43,100	871,051
IXYS Corp.*	64,700	683,232
Kulicke & Soffa Industries, Inc.*	62,600	453,850
Micrel, Inc.*	57,600	646,848
OmniVision Technologies, Inc.* (a)	49,200	620,904
ON Semiconductor Corp.*	104,700	541,299
Photronics, Inc.*	32,200	624,680
Silicon Image, Inc.*	63,100	560,959
TTM Technologies, Inc.*	86,900	621,335
Virage Logic Corp.*	26,600	206,150
		8,150,343
Software 4.8%
Altiris, Inc.*	24,000	366,960
Ansoft Corp.*	29,700	864,270
ANSYS, Inc.*	7,200	277,128
Blackbaud, Inc.	56,900	806,273
Blackboard, Inc.*	23,100	577,731
FactSet Research Systems, Inc.	18,000	634,320
FileNET Corp.*	28,400	792,360
MapInfo Corp.*	16,200	198,450
Packeteer, Inc.*	48,400	607,420
Parametric Technology Corp.*	141,700	987,649
RSA Security, Inc.*	21,800	277,078
Sonic Solutions*	15,700	337,550
SPSS, Inc.*	8,800	211,200
TIBCO Software, Inc.*	80,600	673,816
Ulticom, Inc.*	24,400	269,132
Verity, Inc.*	40,800	433,296
Wind River Systems, Inc.*	44,200	571,506
		8,886,139
Materials 5.0%
Chemicals 1.3%
Compass Minerals International, Inc.	33,500	770,500
Pioneer Companies, Inc.*	13,400	322,404
Symyx Technologies, Inc.*	15,700	410,084
Terra Industries, Inc.*	90,700	603,155
W.R. Grace & Co.* (a)	47,700	426,915
		2,533,058
Containers & Packaging 0.6%
Silgan Holdings, Inc.	33,600	1,117,536
Metals & Mining 2.8%
Carpenter Technology Corp.	16,600	972,926
Century Aluminum Co.*	19,700	442,856
Metal Management, Inc.	9,500	240,825
NS Group, Inc.	24,600	965,550
Quanex Corp.	20,700	1,370,754
USEC, Inc.	100,700	1,123,812
		5,116,723
Paper & Forest Products 0.3%
Deltic Timber Corp.	11,400	524,970
Telecommunication Services 2.3%
Diversified Telecommunication Services 1.6%
General Communication, Inc. "A"*	69,800	691,020
Golden Telecom, Inc. (a)	22,500	710,325
North Pittsburgh Systems, Inc.	12,300	251,043
Premiere Global Services, Inc.*	87,300	714,114
Syniverse Holdings, Inc.*	3,800	58,520
Talk America Holdings, Inc.*	62,600	590,318
		3,015,340
Wireless Telecommunication Services 0.7%
Centennial Communications Corp.*	42,600	638,148
UbiquiTel, Inc.*	64,600	564,604
		1,202,752
Utilities 1.8%
Electric Utilities 0.4%
ALLETE, Inc.	4,900	224,469
Cleco Corp.	7,600	179,208
Sierra Pacific Resources*	25,900	384,615
		788,292
Gas Utilities 0.7%
New Jersey Resources Corp.	11,100	510,378
South Jersey Industries, Inc.	12,800	372,992
WGL Holdings, Inc.	10,200	327,726
		1,211,096
Independent Power Producers & Energy Traders 0.7%
Black Hills Corp.	28,800	1,249,056
Total Common Stocks (Cost $165,683,559)		179,083,025
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.3%
US Treasury Bill, 3.31%**, 10/20/2005 (b) (Cost $653,882)	655,000	653,882
	Shares	Value ($)

Securities Lending Collateral 4.2%
Scudder Daily Assets Fund Institutional, 3.84% (c) (d) (Cost $7,707,200)	7,707,200	7,707,200

Cash Equivalents 2.5%
Scudder Cash Management QP Trust, 3.74% (e) (Cost $4,581,792)	4,581,792	4,581,792
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $178,626,433)+	104.3	192,025,899
Other Assets and Liabilities, Net	(4.3)	(7,914,644)
Net Assets	100.0	184,111,255

* Non-income producing security.

** Annualized yield at the time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $178,571,391. At September 30, 2005, net unrealized appreciation for all securities based on tax cost was $13,454,508. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,431,673 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,977,165.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2005 amounted to $7,566,485, which is 4.0% of net assets.

(b) At September 30, 2005, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At September 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Russell 2000 Index	12/15/2005	15	5,082,818	5,040,750	(42,068)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2005
Assets
Investments Investments in securities, at value (cost $166,337,441) — including $7,566,485 of securities loaned	$ 179,736,907
Investment in Scudder Daily Assets Fund Institutional (cost $7,707,200)*	7,707,200
Investment in Scudder Cash Management QP Trust (cost $4,581,792)	4,581,792
Total investments in securities, at value (cost $178,626,433)	192,025,899
Cash	12,425
Receivable for Fund shares sold	54,430
Dividends receivable	118,464
Interest receivable	21,612
Receivable for daily variation margin on open futures contracts	36,000
Other assets	25,846
Total assets	192,294,676
Liabilities
Payable for Fund shares redeemed	128,875
Payable upon return of securities loaned	7,707,200
Accrued management fee	115,654
Other accrued expenses and payables	231,692
Total liabilities	8,183,421
Net assets, at value	$ 184,111,255
Net Assets
Net unrealized appreciation (depreciation) on: Investments	13,399,466
Futures	(42,068)
Accumulated net realized gain (loss)	24,172,547
Paid-in capital	146,581,310
Net assets, at value	$ 184,111,255

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($12,205,950 ÷ 474,867 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.70
Maximum offering price per share (100 ÷ 94.25 of $25.70)	$ 27.27

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,699,816 ÷ 109,289 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 24.70

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,502,539 ÷ 60,739 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 24.74
Class AARP Net Asset Value, offering and redemption price(a) per share ($66,461,128 ÷ 2,556,558 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.00
Class S Net Asset Value, offering and redemption price(a) per share ($101,241,822 ÷ 3,888,504 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.04

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,992)	$ 1,352,429
Interest — Scudder Cash Management QP Trust	132,591
Interest	16,166
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	7,476
Total Income	1,508,662
Expenses: Management fee	1,301,094
Services to shareholders	489,317
Custodian and accounting fees	100,248
Distribution service fees	71,572
Auditing	55,578
Legal	7,112
Trustees' fees and expenses	6,698
Reports to shareholders	40,841
Registration fees	50,382
Other	23,937
Total expenses before expense reductions	2,146,779
Expense reductions	(4,365)
Total expenses after expense reductions	2,142,414
Net investment income (loss)	(633,752)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	24,830,706
Futures	975,264
25,805,970
Net unrealized appreciation (depreciation) during the period on: Investments	726,826
Futures	(113,621)
613,205
Net gain (loss) on investment transactions	26,419,175
Net increase (decrease) in net assets resulting from operations	$ 25,785,423

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2005	2004
Operations: Net investment income (loss)	$ (633,752)	$ (569,416)
Net realized gain (loss) on investment transactions	25,805,970	21,979,649
Net unrealized appreciation (depreciation) during the period on investment transactions	613,205	(396,586)
Net increase (decrease) in net assets resulting from operations	25,785,423	21,013,647
Distributions to shareholders from: Net realized gains: Class A	(1,640,243)	(201,960)
Class B	(314,006)	(69,815)
Class C	(164,992)	(37,648)
Class AARP	(7,769,998)	(1,678,419)
Class S	(9,601,786)	(1,770,725)
Fund share transactions: Proceeds from shares sold	42,136,260	72,187,693
Reinvestment of distributions	18,511,706	3,588,425
Cost of shares redeemed	(38,465,175)	(46,856,624)
Redemption fees	1,646	—
Net increase (decrease) in net assets from Fund share transactions	22,184,437	28,919,494
Increase (decrease) in net assets	28,478,835	46,174,574
Net assets at beginning of period	155,632,420	109,457,846
Net assets at end of period	$ 184,111,255	$ 155,632,420

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 24.87	$ 21.43	$ 16.02	$ 16.04	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.16)	(.15)	(.05)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.10	4.29	5.46	.06	(2.43)
Total from investment operations	3.94	4.14	5.41	(.02)	(2.46)
Less distributions from: Net realized gains on investment transactions	(3.11)	(.70)	—	—	—
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 25.70	$ 24.87	$ 21.43	$ 16.02	$ 16.04
Total Return (%)[c]	16.45	19.45	33.77	(.12)	(13.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	13	5	1.009
Ratio of expenses (%)	1.50	1.50	1.42	1.48	1.48*
Ratio of net investment income (loss) (%)	(.63)	(.62)	(.25)	(.44)	(.60)*
Portfolio turnover rate (%)	198	186	164	146	48

[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended September 30,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 24.20	$ 21.03	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.36)	(.33)	(.19)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.97	4.20	5.37	.06	(2.43)
Total from investment operations	3.61	3.87	5.18	(.16)	(2.49)
Less distributions from: Net realized gains on investment transactions	(3.11)	(.70)	—	—	—
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 24.70	$ 24.20	$ 21.03	$ 15.85	$ 16.01
Total Return (%)[c]	15.50[d]	18.47[d]	32.68	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2.9		.02
Ratio of expenses before expense reduction (%)	2.38	2.32	2.25	2.28	2.28*
Ratio of expenses after expense reduction (%)	2.35	2.31	2.25	2.28	2.28*
Ratio of net investment income (loss) (%)	(1.48)	(1.43)	(1.08)	(1.24)	(1.40)*
Portfolio turnover rate (%)	198	186	164	146	48

[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended September 30,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 24.21	$ 21.04	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.35)	(.33)	(.20)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.99	4.20	5.39	.06	(2.43)
Total from investment operations	3.64	3.87	5.19	(.16)	(2.49)
Less distributions from: Net realized gains on investment transactions	(3.11)	(.70)	—	—	—
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 24.74	$ 24.21	$ 21.04	$ 15.85	$ 16.01
Total Return (%)[c]	15.54	18.51	32.74	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.9		.1	.002
Ratio of expenses (%)	2.30	2.28	2.21	2.26	2.25*
Ratio of net investment income (loss) (%)	(1.43)	(1.40)	(1.04)	(1.22)	(1.37)*
Portfolio turnover rate (%)	198	186	164	146	48

[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended September 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 25.09	$ 21.57	$ 16.09	$ 16.06	$ 18.32
Income (loss) from investment operations: Net investment income (loss)[a]	(.10)	(.09)	(.01)	(.03)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.12	4.31	5.49	.06	(2.20)
Total from investment operations	4.02	4.22	5.48	.03	(2.26)
Less distributions from: Net realized gains on investment transactions	(3.11)	(.70)	—	—	—
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 26.00	$ 25.09	$ 21.57	$ 16.09	$ 16.06
Total Return (%)	16.59	19.70	34.06	.19	(12.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	63	50	37	34
Ratio of expenses (%)	1.24	1.25	1.21	1.21	1.23
Ratio of net investment income (loss) (%)	(.37)	(.37)	(.04)	(.17)	(.32)
Portfolio turnover rate (%)	198	186	164	146	48
[a] Based on average shares outstanding during the period. *** Amount is less than $.005.

Class S
Years Ended September 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 25.10	$ 21.56	$ 16.08	$ 16.05	$ 18.30
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.08)	(.01)	(.03)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.12	4.32	5.49	.06	(2.19)
Total from investment operations	4.05	4.24	5.48	.03	(2.25)
Less distributions from: Net realized gains on investment transactions	(3.11)	(.70)	—	—	—
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 26.04	$ 25.10	$ 21.56	$ 16.08	$ 16.05
Total Return (%)	16.72	19.80	34.08	.19	(12.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	77	52	41	42
Ratio of expenses (%)	1.14	1.20	1.21	1.21	1.23
Ratio of net investment income (loss) (%)	(.27)	(.32)	(.04)	(.17)	(.32)
Portfolio turnover rate (%)	198	186	164	146	48
[a] Based on average shares outstanding during the period. *** Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information).

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 12,261,905
Undistributed net long-term capital gains	$ 11,813,533
Net unrealized appreciation (depreciation) on investments	$ 13,454,508

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2005	2004
Distributions from ordinary income*	$ 6,267,211	$ 2,108,465
Distributions from long-term capital gains	$ 13,223,814	$ 1,650,102

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $335,366,665 and $332,688,629, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Effective October 1, 2003 through November 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period April 1, 2004 through November 30, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.34%, 1.36%, 1.36%, 1.34% and 1.34% for Class A, B, C, AARP and S, respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, and C shares. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP and S shares. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SCC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended September 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2005
Class A	$ 40,104	$ —	$ 10,903
Class B	10,933	584	2,034
Class C	4,739	—	1,190
Class AARP	192,423	—	49,533
Class S	154,776	—	39,616
	$ 402,975	$ 584	$ 103,276

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended September 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $82,017, of which $5,519 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2005
Class B	$ 19,672	$ 1,697
Class C	10,846	942
	$ 30,518	$ 2,639

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2005	Annual Effective Rate
Class A	$ 31,387	$ 2,792.24%
Class B	6,241	881.24%
Class C	3,426	463.24%
	$ 41,054	$ 4,136

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2005 aggregated $4,580.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended September 30, 2005, the CDSC for Class B and C shares aggregated $8,649 and $615, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended September 30, 2005, SDI received $4 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended September 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $20,800, of which $6,480 is unpaid at September 30, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended September 30, 2005, the Advisor agreed to reimburse the Fund $3,283, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2005, the custodian fees were reduced by $498 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	195,061	$ 4,880,049	745,149	$ 18,446,587
Class B	36,663	891,989	57,834	1,376,337
Class C	50,920	1,260,990	62,358	1,485,393
Class AARP	300,060	7,721,208	737,195	18,199,151
Class S	1,083,511	27,382,024	1,320,003	32,680,225
		$ 42,136,260		$ 72,187,693
Shares issued to shareholders in reinvestment of distributions
Class A	53,811	$ 1,318,918	8,203	$ 195,311
Class B	12,351	293,076	2,608	60,805
Class C	6,047	143,474	1,605	37,431
Class AARP	298,205	7,389,876	66,485	1,594,331
Class S	377,825	9,366,362	70,943	1,700,547
		$ 18,511,706		$ 3,588,425
Shares redeemed
Class A	(293,651)	$ (7,232,844)	(447,454)	$ (10,366,672)
Class B	(44,897)	(1,087,703)	(48,737)	(1,152,279)
Class C	(38,640)	(947,647)	(64,408)	(1,516,850)
Class AARP	(536,579)	(13,525,379)	(617,268)	(15,138,968)
Class S	(621,961)	(15,671,602)	(763,174)	(18,681,855)
		$ (38,465,175)		$ (46,856,624)
Redemption fees		$ 1,646		$ —
Net increase (decrease)
Class A	(44,779)	$ (1,032,930)	305,898	$ 8,275,226
Class B	4,117	97,368	11,705	284,863
Class C	18,327	456,849	(445)	5,974
Class AARP	61,686	1,585,871	186,412	4,654,514
Class S	839,375	21,077,279	627,772	15,698,917
		$ 22,184,437		$ 28,919,494

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Investment Trust and the Shareholders of Scudder Small Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Stock Fund (the "Fund") at September 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
November 23, 2005

Tax Information (Unaudited)

The Fund paid distributions of $2.11 per share from net long-term capital gains during its year ended September 30, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $13,523,000 as capital gain dividends for its year ended September 30, 2005, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates approximately $1,830,000, or the maximum amount allowable under the law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for each of the one, three and five year periods ended June 30, 2005, the Fund's performance (Class AARP shares) was in the 2nd quartile of the applicable Lipper universe. The Board also observed that the Fund outperformed its benchmark in the one, three and five year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to DeIM's chief compliance officer, and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4,6] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4,6] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4,6] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

6 Elected on September 29, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZCAX	SZCBX	SZCCX
CUSIP Number	460965-585	460965-577	460965-569
Fund Number	439	639	739

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASCSX	SSLCX
Fund Number	139	339

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2005, Investment Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER SMALL COMPANY STOCK FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                   to the Fund

--------------------------------------------------------------------------------
Fiscal Year   Audit Fees     Audit-Related        Tax Fees        All Other
   Ended        Billed        Fees Billed        Billed to      Fees Billed
September 30,  to Fund          to Fund             Fund           to Fund
--------------------------------------------------------------------------------
2005           $48,000           $225               $0                $0
--------------------------------------------------------------------------------
2004           $50,000           $185             $7,000              $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                Audit-Related                                 All
                Fees Billed to   Tax Fees Billed to    Other Fees Billed
Fiscal Year      Adviser and         Adviser and         to Adviser and
   Ended       Affiliated Fund     Affiliated Fund      Affiliated Fund
September 30, Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2005             $309,400              $136,355               $0
--------------------------------------------------------------------------------
2004             $613,907                 $0                  $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total
                               Non-Audit
                              Fees billed
                               to Adviser
                             and Affiliated
                              Fund Service        Total
                                Providers     Non-Audit Fees
                              (engagements       billed to
                                 related         Adviser
                               directly to     and Affiliated
                              the operations   Fund Service
                  Total        and financial     Providers
              Non-Audit Fees    reporting        (all other
 Fiscal Year  Billed to Fund   of the Fund)      engagements)  Total of (A), (B)
   Ended
September 30,       (A)            (B)                (C)            and (C)
--------------------------------------------------------------------------------
2005                $0          $136,355          $89,635          $225,990
--------------------------------------------------------------------------------
2004              $7,000           $0           $1,356,816        $1,363,816
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Company Stock Fund, a series
                                    of Investment Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Small Company Stock Fund, a series
                                    of Investment Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               December 2, 2005